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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported) May 22, 2001

     CWABS, INC. (as depositor under the Sale and Servicing Agreement, to be dated as of May 24, 2001, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2001-B).


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)


               Delaware                                 333-38686                               95-4596514
    -------------------------------                    -----------                             -----------
      (State or Other Jurisdiction                     (Commission                           (I.R.S. Employer
           of Incorporation)                           File Number)                        Identification No.)



                     4500 Park Granada
                   Calabasas, California                                                91302
                  ------------------------                                           --------
                   (Address of Principal                                              (Zip Code)
                     Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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ITEM 5. OTHER EVENTS.
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     The financial statements of Financial Guaranty Insurance Company ("FGIC")
as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000 that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to inclusion of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement related to Revolving Home Equity Loan Asset backed Notes, Series 2001-B, is attached hereto as Exhibit 23.1.

     The audited financial statements of FGIC as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31 2000 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of March 31, 2001 and for the three-month periods ended March 31, 2001 are attached hereto as Exhibit 99.2.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
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         INFORMATION AND EXHIBITS.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

            23.1    Consent of KPMG LLP

            99.1 Audited Financial Statements of FGIC as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000.

            99.2 Unaudited Financial Statements of FGIC as of March 31, 2001 and for the three-month periods ended March 31, 2001.


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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWABS, INC.






                                                  By:       /s/ Josh Adler
                                                            Josh Adler
                                                            Vice President


Dated: May 22, 2001


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EXHIBIT INDEX
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Exhibit           Description
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23.1     Consent of KPMG LLP

99.1 Audited Financial Statements of FGIC as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000.

99.2 Unaudited Financial Statements of FGIC as of March 31, 2001 and for the three-month period ended March 31, 2001.